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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 8, 2003


                            SKYWORKS SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      1-5560                  04-2302115
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)

     20 SYLVAN ROAD, WOBURN, MASSACHUSETTS                        01801
   (Address of Principal Executive Offices)                     (Zip Code)


  Registrant's telephone number, including area code         (781) 376-3000


                                Page 1 of 3 pages

                             Exhibit Index on page 4
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)   Exhibits.


           EXHIBIT NO.       DESCRIPTION
           -----------       -----------

              99.1           Press Release dated September 8, 2003.

              99.2           Press Release dated September 9, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

      On September 8, 2003, Skyworks Solutions, Inc. issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

      On September 9, 2003, Skyworks Solutions, Inc. issued a press release, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K, such press release being incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SKYWORKS SOLUTIONS, INC.



      Date: September 9, 2003        By:  /s/ Paul E. Vincent
                                          --------------------------------------
                                          Paul E. Vincent
                                          Chief Financial Officer, Treasurer
                                          and Secretary


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                                  EXHIBIT INDEX

           EXHIBIT NO.       DESCRIPTION
           -----------       -----------

              99.1           Press Release dated September 8, 2003.

              99.2           Press Release dated September 9, 2003.


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